Exhibit 32.1

                    Bingham Canyon Corporation

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned officer of Bingham Canyon Corporation certifies pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

..    the annual report on Form 10-KSB of the Company for the year ended
     December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..    the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:   March 25, 2005
                                     /s/ Brett D. Mayer
                                     ____________________________________
                                     Brett D. Mayer
                                     Principal Executive Officer
                                     Principal Financial Officer